UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 12, 2010

NEW ENERGY SYSTEMS GROUP
(Exact name of registrant as specified in the Charter)

Nevada	000-49715	91-2132336
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

A-3 Xinglian Industrial Zone
He Hua Ling, Pingxin Road, Xin Nan, Ping Hu Town
Longgang, Shenzhen China
 (Address of Principal Executive Offices)

86-755-6126-8588
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On January 12, 2010, New Energy Systems Group (the “Company”) closed the transactions contemplated by the share exchange agreement (the “Share Exchange Agreement”)  dated December 11, 2009 with Shenzhen NewPower Technology Co., Ltd. (“NewPower”).  Pursuant to the Share Exchange Agreement, the Company acquired NewPower.  Further information about the Share Exchange Agreement was provided above under Item 1.01 of the Current Report filed by the Company on December 15, 2009.

Pursuant to the Share Exchange Agreement, the Company issued to the shareholders of NewPower, proportionally among the NewPower Shareholders in accordance with their respective ownership interests in NewPower immediately before the closing of the Share Exchange, an aggregate of 1,823,346 shares of the Company’s Common Stock with standard restrictive legend, and cash consideration of US $3,000,000.

There were no material relationships between the Company or its affiliates and any of the parties to the Share Exchange Agreement, other than in respect of the Share Exchange Agreement.

Item 3.02   Unregistered Sales of Equity Securities

Pursuant to the Share Exchange Agreement, on January 12, 2010, we issued 1,823,346 shares of our Common Stock. Such securities were not registered under the Securities Act of 1933. The issuance of these shares was exempt from registration, in part pursuant to Regulation S under the Securities Act of 1933 and in part pursuant to Section 4(2) of the Securities Act of 1933. We made this determination based on the representations of the Anytone International Shareholders which included, in pertinent part, that such shareholders were not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that these Shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Financial statements required by this item will be filed by amendment not later than 71 calendar days after the date of this Report of Form 8-K.

(d)	Exhibits:

10.1
Share Exchange Agreement dated December 11, 2009 between New Energy Systems Group, and Shenzhen NewPower Technology Co., Ltd. *
* Filed as an exhibit to the Form 8-K of the Company filed with the SEC on December 15, 2009.

99.1	Press Release dated January 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENERGY SYSTEMS GROUP

Date: January 13, 2010	By:	/s/ Fushun Li
Name: Fushun Li
Title: Chief Executive Officer and Director